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                                                                    Exhibit 10.3

01-27-99

                                                          Letter Agreement No. 9
                                                                     DAC 96-29-M

Federal Express Corporation
2005 Corporate Avenue
Memphis, Tennessee  38132


Federal Express Corporation (Federal Express) and McDonnell Douglas Corporation, a wholly-owned subsidiary of The Boeing Company (MDC), have entered into Modification Services Agreement Document No. DAC 96-29-M (the "Agreement") dated September 16, 1996, which Agreement covers Federal Express' desire to incorporate certain modifications in its DC-10 aircraft (the "Aircraft", as defined in the Agreement) and MDC desires to perform such modifications. As a further consideration of the parties hereto, this Letter Agreement No. 9 shall constitute a part of said Agreement.

     WHEREAS, Boeing and FedEx have jointly concluded that it is in the best interests of the MD-10 Program to allow FedEx to accept responsibility to accomplish, either directly or by contracting with a subcontractor, only the touch labor, administration of such contract and oversight related to the following tasks (collectively the "Specified Services"):

- The work cards listed in Attachments B1 through B5 of Exhibit K to the Agreement (the "Heavy Maintenance Check")

-    The work cards from Exhibit C to the Agreement (Standardization)

-    The work cards from Exhibit F to the Agreement (Refurbishment)

-    The Non Routine Services associated with the above

     NOW, THEREFORE, contingent on MDC executing an agreement with Aeronavali in which MDC is relieved of its obligations to Aeronavali to provide any additional Heavy Maintenance Check work packages for accomplishment by Aeronavali, and contingent on Aeronavali and FedEx executing an agreement to accomplish the Specified Services, and in consideration of the mutual covenants herein, MDC and Federal Express agree to amend the Agreement to reflect the reduction of work scope resulting from FedEx accomplishing the Specified Services subject to the following terms and conditions:

1. In consideration of FedEx's performance of the Specified Services set forth above, the Price to be paid to MDC by FedEx upon Redelivery of the twentieth (20th) Aircraft Delivered to MDC (designated as fuselage 42) and subsequent (collectively the "Non-Mx Aircraft") shall not include [ *

                                                         ]

     a) Any of the Services not performed by FedEx or its subcontractor which are required by the Specified Services, or any additional workscope added to the MJCS in a subsequent revision, shall, at FedEx's request, be performed by MDC pursuant to the prices noted in Exhibit K, Attachment A or C to the Agreement, or an individually negotiated and executed Additional Services Request (ASR) via the ASR process defined in the Agreement, as applicable. The fixed labor price for such an ASR shall be calculated [ *


                                                                           ]

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*    Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.


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1-27-99                                                   Letter Agreement No. 9
                                                                     DAC 96-29-M
                                                                          Page 2

          [                                               *


                                                                           ]

     b) The prices set forth in Exhibit K shall be due and payable by FedEx for any given Non-Mx Aircraft only to the extent that the Services specified in Exhibit K (i) have been issued on the FedEx MJCS applicable to that specific Non-Mx Aircraft (ii) the applicable MJCS was submitted to MDC and (iii) the Services specified on the applicable MJCS were actually accomplished by MDC on the applicable Non-Mx Aircraft.

     c) The Aircraft shall be deemed completed when the Services required to be accomplished by MDC have been substantially accomplished, without regard to the level of completion of the Specified Services accomplished or yet to be accomplished by FedEx or its subcontractor. FedEx and Boeing shall mutually establish a milestone or group of milestones and associated progress payment schedule by no later than February 12, 1999. The milestone and progress payment schedule shall be used to determine when specific Services are complete and the associated progress payment is due. The final balance payment shall be due and payable upon Redelivery, subsequent to the completion of the Services and the Specified Services.

2. FedEx and MDC shall each be responsible for the costs associated with preparation for ferry flight, and the subsequent ferry flight(s) for each Non-Mx Aircraft as stipulated below:

     a)   FedEx shall be responsible for [ *



                                                                   ] as noted in
          Exhibit O - Schedule for commencement of the Services by MDC. FedEx and MDC acknowledge that in certain instances, the same subcontractor will concurrently accomplish the Specified Services on behalf of FedEx and the Services on behalf of MDC. (See Paragraph 6. below)

     b) Notwithstanding Paragraph 2.a) above, for a Non-Mx Aircraft currently in storage at Goodyear, AZ, [ *




                                             ]

     c)   For a Non-Mx Aircraft currently in storage at Goodyear, AZ, [ *



                                       ]

3. At the request of FedEx or its subcontractor, MDC shall provide Parts in connection with non-routine tasks accomplished on an Aircraft in accordance with the process outlined in "Non-Routine Part Processing", included as Attachment A herein. All such Parts


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*    Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.


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1-27-99                                                   Letter Agreement No. 9
                                                                     DAC 96-29-M
                                                                          Page 3

     provided by MDC will be charged to FedEx in accordance with the Agreement, plus a handling charge of [ * ] of such price. The handling charge for each Part shall not exceed [ * ].

4. FedEx hereby irrevocably and unconditionally waives any of MDC's warranties which are exclusively related to workmanship for the Specified Services on the Non-Mx Aircraft performed by or for FedEx (unless performed by MDC), provided, however, nothing in this Paragraph 4. shall extend to or otherwise affect warranties which may be applicable to Parts.

5. Except as expressly set forth in Paragraph 4. above, the performance of the Services by FedEx or its subcontractor as contemplated herein shall in no manner change, modify, terminate or otherwise affect MDC's warranties regarding the Non-Mx Aircraft or in any manner whatsoever modify the terms and conditions of the Agreement except as expressly set forth herein.

6. FedEx and MDC mutually acknowledge that a potential resource conflict exists as a result of a subcontractor entering into two separate contracts with MDC and FedEx to accomplish work concurrently on one aircraft. FedEx and MDC agree to mutually develop a priority of tasks, and mutually resolve any resource conflicts that arise to prevent any materially adverse impact to the Non-Mx Aircraft Redelivery Date. If a resource conflict arises, then the party identifying the conflict shall immediately notify the other party. If the resource conflict cannot be resolved within two days of notification of the conflict by MDC or FedEx, and such conflict results in a delay of MDC's or FedEx's ability to accomplish the services in accordance with the scheduled planning in MDC's or FedEx's respective contract with the subcontractor, then any resultant delay in the Redelivery Date will constitute an Excusable Delay as defined in the Agreement.

7. All of the terms of the Agreement shall remain in full force and effect, except as herein expressly changed, modified or supplemented, or except insofar as the terms thereof have been completed, performed or complied with prior to the date hereof.

If the foregoing correctly sets forth our understanding, please execute this Letter Agreement in the space provided below.

FEDERAL EXPRESS CORPORATION             MCDONNELL DOUGLAS CORPORATION

/s/MICHAEL CUKOR                        /s/CHARLES STREITZ
----------------------------------      ---------------------------------------
          Signature                                         Signature

Michael Cukor                           Charles Streitz
----------------------------------      ---------------------------------------
          Printed Name                                      Printed Name

Acting VP                               Contracts Manager
----------------------------------      ---------------------------------------
          Title                                             Title

       APPROVED
  AS TO LEGAL FORM                                       1-28-99
SSL 1/28/99 Legal Dept.                 ---------------------------------------

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*    Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.